SECOND AMENDMENT TO LICENSING AGREEMENT

THIS SECOND AMENDMENT TO LICENSING AGREEMENT (the "Amendment") is made this 10th day of June, 2004, between **JOHNS HOPKINS INTERNATIONAL, LLC** a Maryland limited liability company (**"JHI"**), and **PROACTIVE MEDICAL ENTERPRISE, INC.**, a Texas corporation (**"PMEUS"**).

RECITALS

WHEREAS, on or about June 15, 2002, JHI and Proactive Medicare Enterprises (Hong Kong) Limited ("PMEHK") entered into a licensing agreement ("Licensing Agreement") whereby JHI granted PMEHK a license to use certain trademarks, subject to and in accordance with the terms of the Licensing Agreement;

WHEREAS, on or about April 10, 2003, JHI, PMEHK and PMEUS entered into a Novation and Assignment Agreement for Licensing Agreement ("Assignment Agreement") whereby PMEHK assigned all its rights and benefits under the Licensing Agreement to PMEUS, subject to the terms set forth in the Assignment Agreement;

WHEREAS, the Licensing Agreement was amended pursuant to an Amendment to Licensing Agreement dated August 8, 2003 between JHI and PMEUS;

WHEREAS, the parties now desire to amend the Licensing Agreement to extend the term of the Licensing Agreement from seven (7) years from June 15, 2002 ("the date of execution") to twelve (12) years from the date of execution.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

1. **Definitions**. All words and terms used in this Amendment and not defined herein shall have the meaning given to them in the Licensing Agreement.
2. **Term**. The first sentence in Section 11 shall be deleted in its entirety and replaced with the following sentence:
   "The term of this Agreement (the "Term") shall commence on the date of its execution and, unless sooner terminated pursuant to Section 13, shall end on the date that is twelve (12) years from the date of such execution".
3. **Binding Effect**. This Amendment shall be binding upon and inure to the

benefit of the parties and their respective successors and assigns.

4. **Effect of Amendment**. Except as expressly provided in this Amendment, the rights and obligations of JHI and PMEUS under the Licensing Agreement shall remain in full force, effect, and unamended.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under Seal as of the day and year first above written in one or more copies.

For and on behalf of
JOHNS HOPKINS INTERNATIONAL, LLC.

By: [signature]
Name: Steven J. Thompson
Title: Chief Executive Officer
Witness by: [signature]

For and on behalf of
PROACTIVE MEDICAL ENTERPRISE, INC.

By: [signature]
Name: Wong Yao Sing, Herbert
Title: C.E.O.
Witness by: [signature]

The undersigned guarantors of the obligations of Proactive Medical Enterprise, Inc. under the above referenced Licensing Agreement hereby: (a) approve the execution of